UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2017
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07. - Submission of Matters to a Vote of Security Holders.

ACCO Brands Corporation (the "Company") held its Annual Meeting of Stockholders on May 16, 2017 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders (i) elected the nine director nominees listed below to serve as directors for a term of one year expiring at the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for 2017; (iii) approved in a non-binding advisory vote the compensation of the Company's named executive officers; and (iv) approved on a non-binding advisory basis, the frequency of holding an advisory vote on the compensation of the Company's named executive officers. Set forth below are the voting results for these proposals:

Item 1:	The election of nine directors for a one-year term expiring at the 2018 Annual Meeting of Stockholders

	For	Against	Abstain	Broker Non-Votes
James A. Buzzard	92,267,055	276,871	47,889	8,089,666
Kathleen S. Dvorak	92,173,334	330,906	87,575	8,089,666
Boris Elisman	88,945,992	3,460,838	184,985	8,089,666
Pradeep Jotwani	92,013,766	479,686	98,363	8,089,666
Robert J. Keller	92,214,745	331,406	45,664	8,089,666
Thomas Kroeger	91,969,534	528,583	93,698	8,089,666
Graciela Monteagudo	92,213,303	285,115	93,397	8,089,666
Hans Michael Norkus	91,756,034	736,771	99,010	8,089,666
E. Mark Rajkowski	92,260,645	286,505	44,665	8,089,666

Item 2:	The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017

For	Against	Abstain
99,297,174	1,321,717	62,590

Item 3:	The approval, by non-binding advisory vote, of the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-Votes
89,855,213	2,589,845	146,757	8,089,666

Item 4:	The approval, by non-binding advisory vote, of the frequency of holding an advisory vote on the compensation of the Company's named executive officers

1 Year	2 Years	3 Years	Abstain
76,426,874	111,366	15,634,898	418,677

In light of the voting results on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers, the Company will continue to hold such advisory votes annually until the next required stockholder vote on the frequency of holding advisory votes on named executive officer compensation, which will occur not later than the 2023 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	May 19, 2017	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President,
General Counsel and Corporate Secretary